                                                                     EXHIBIT 3.2










                           AMENDED AND RESTATED BYLAWS

                                       OF

                              QUANTA SERVICES, INC.



                                 AUGUST 23, 2000

                                TABLE OF CONTENTS


                                                    ARTICLE I
                                                     OFFICES
SECTION 1.1  REGISTERED OFFICE....................................................................................1
SECTION 1.2  OTHER OFFICES........................................................................................1

                                                    ARTICLE II
                                                   STOCKHOLDERS

SECTION 2.1  PLACE OF MEETINGS....................................................................................1
SECTION 2.2  ANNUAL MEETING.......................................................................................1
SECTION 2.3  LIST OF STOCKHOLDERS.................................................................................1
SECTION 2.4  SPECIAL MEETINGS.....................................................................................2
SECTION 2.5  NOTICE...............................................................................................2
SECTION 2.6  QUORUM OF STOCKHOLDERS...............................................................................2
SECTION 2.7  CONDUCT OF MEETINGS..................................................................................2
SECTION 2.8  ADJOURNMENT OF MEETING...............................................................................3
SECTION 2.9  VOTING...............................................................................................3
SECTION 2.10 METHOD OF VOTING.....................................................................................3
SECTION 2.11 RECORD DATE..........................................................................................4
SECTION 2.12 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.......................................................4
SECTION 2.13 INSPECTORS OF ELECTION...............................................................................8
SECTION 2.14 POSTPONEMENT AND CANCELLATION OF MEETING.............................................................9

                                                   ARTICLE III
                                               BOARD OF DIRECTORS

SECTION 3.1  MANAGEMENT...........................................................................................9
SECTION 3.2  QUALIFICATION; ELECTION; TERM........................................................................9
SECTION 3.3  NUMBER...............................................................................................9
SECTION 3.4  REMOVAL..............................................................................................9
SECTION 3.5  VACANCIES............................................................................................9
SECTION 3.6  PLACE OF MEETINGS...................................................................................10
SECTION 3.7  ANNUAL MEETING......................................................................................10
SECTION 3.8  REGULAR MEETINGS....................................................................................10
SECTION 3.9  SPECIAL MEETINGS....................................................................................10
SECTION 3.10 QUORUM..............................................................................................10
SECTION 3.11 COMMITTEES..........................................................................................10
SECTION 3.12 ACTION BY CONSENT...................................................................................11
SECTION 3.13 COMPENSATION OF DIRECTORS...........................................................................11
SECTION 3.14 CONDUCT OF MEETINGS.................................................................................11



                                      -i-
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
                                                 ARTICLE IV
                                                   NOTICE
SECTION 4.1  FORM OF NOTICE......................................................................................11
SECTION 4.2  WAIVER..............................................................................................12

                                                  ARTICLE V
                                            OFFICERS AND AGENTS

SECTION 5.1  IN GENERAL..........................................................................................12
SECTION 5.2  ELECTION............................................................................................12
SECTION 5.3  OTHER OFFICERS AND AGENTS...........................................................................12
SECTION 5.4  COMPENSATION........................................................................................12
SECTION 5.5  TERM OF OFFICE AND REMOVAL..........................................................................12
SECTION 5.6  EMPLOYMENT AND OTHER CONTRACTS......................................................................12
SECTION 5.7  CHAIRMAN OF THE BOARD OF DIRECTORS..................................................................13
SECTION 5.8  CHIEF EXECUTIVE OFFICER.............................................................................13
SECTION 5.9  CHIEF OPERATING OFFICER.............................................................................13
SECTION 5.10  CHIEF FINANCIAL OFFICER............................................................................13
SECTION 5.11  SECRETARY..........................................................................................13
SECTION 5.12  BONDING............................................................................................14

                                                   ARTICLE VI
                                        CERTIFICATES REPRESENTING SHARES

SECTION 6.1  FORM OF CERTIFICATES................................................................................14
SECTION 6.2  LOST CERTIFICATES...................................................................................14
SECTION 6.3  TRANSFER OF SHARES..................................................................................15
SECTION 6.4  REGISTERED STOCKHOLDERS.............................................................................15

                                                 ARTICLE VIII
                                               INDEMNIFICATION

SECTION 7.1  INDEMNIFICATION OF DIRECTORS AND OFFICERS...........................................................15

                                               ARTICLE VIII
                                            GENERAL PROVISIONS

SECTION 8.1  DIVIDENDS...........................................................................................18
SECTION 8.2  RESERVES............................................................................................19
SECTION 8.3  TELEPHONE AND SIMILAR MEETINGS......................................................................19
SECTION 8.4  BOOKS AND RECORDS...................................................................................19
SECTION 8.5  FISCAL YEAR.........................................................................................19
SECTION 8.6  SEAL................................................................................................19
SECTION 8.7  INSURANCE...........................................................................................19
SECTION 8.8  RESIGNATION.........................................................................................19
SECTION 8.9  AMENDMENT OF BYLAWS.................................................................................19
SECTION 8.10  INVALID PROVISIONS.................................................................................19
SECTION 8.11  RELATION TO THE CERTIFICATE OF INCORPORATION.......................................................20

                           AMENDED AND RESTATED BYLAWS

                                       OF

                              QUANTA SERVICES, INC.



                                    ARTICLE I

                                     OFFICES

         SECTION 1.1 REGISTERED OFFICE. The registered office and registered agent of Quanta Services, Inc. (the "Corporation") required to be maintained in the State of Delaware by the General Corporation Law of the State of Delaware (the "DGCL"), will be as from time to time set forth in the Corporation's Certificate of Incorporation (as may be amended from time to time) or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

         SECTION 1.2 OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

         SECTION 2.1 PLACE OF MEETINGS. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Delaware, or, if so determined by the Board in its sole discretion, at no place (but rather by means of remote communication), as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware or, if so determined by the Board in its sole discretion, at no place (but rather by means of remote communication), as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         SECTION 2.2 ANNUAL MEETING. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting pursuant to these Bylaws.

         SECTION 2.3 LIST OF STOCKHOLDERS. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, as required by applicable law. If the meeting is to be held at a place, such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

         SECTION 2.4 SPECIAL MEETINGS. Special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board of Directors and shall be called within ten (10) days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the whole Board of Directors. Business transacted at all special meetings will be confined to the purpose stated in the notice of the meeting. The Board of Directors or, in the absence of action by the Board of Directors, the Chairman of the Board shall have the sole power to determine the date, time and place for any special meeting of stockholders. Following such determination, it shall be the duty of the Secretary to cause notice to be given to the stockholders entitled to vote at such meeting, that a meeting will be held at the place, time and date and in accordance with the record date determined by the Board of Directors or the Chairman of the Board. Except to the extent specified in the Certificate of Incorporation or the resolutions of the Board of Directors creating any class or series of preferred stock of the Corporation, stockholders of the Corporation may not call a special meeting.

         SECTION 2.5 NOTICE. Notice stating the place, if any, day, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, in accordance with applicable law, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with the postage thereon prepaid.

         SECTION 2.6 QUORUM OF STOCKHOLDERS. Except as otherwise provided by any statute, the Certificate of Incorporation or these Bylaws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity. The chair of the meeting shall have the power and duty to determine whether a quorum is present at any stockholder meeting.



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         SECTION 2.7 CONDUCT OF MEETINGS. Meetings of stockholders shall be presided over by the Chairman or by another chair designated by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the chair of the meeting and announced at the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chair of any meeting of stockholders shall have the exclusive right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present;
(iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chair of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         SECTION 2.8 ADJOURNMENT OF MEETING. Any meeting of stockholders, annual or special, may be adjourned solely by the chair of the meeting from time to time to reconvene at the same or some other time, date and place. The stockholders present at a meeting shall not have authority to adjourn the meeting. Notice need not be given of any such adjourned meeting if the time, date and place, if any, thereof and the means of remote communications, if any, by which the stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. If the time, date and place of the adjourned meeting are not announced at the meeting at which the adjournment is taken, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, then the Secretary shall give notice of the adjourned meeting as provided in Section 2.5, not less than ten (10) days prior to the date of the adjourned meeting.

         SECTION 2.9 VOTING. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation, or these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation or pursuant to any regulation applicable to the Corporation or its securities, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         SECTION 2.10 METHOD OF VOTING. Each outstanding share of the Corporation's capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of



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stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person or by proxy. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Voting at meetings of stockholders need not be by written ballot.

         SECTION 2.11 RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action other than stockholder action by written consent, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting, and (ii) in the case of any other lawful action other than stockholder action by written consent, shall not be more than sixty days prior to such other action. If no record date is fixed by the Board of Directors: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and (ii) the record date for determining stockholders for any other purpose (other than stockholder action by written consent) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         SECTION 2.12 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

                  (a) Annual Meetings of Stockholders.

                           (1) Annual Meetings of Stockholders. (1) Nominations
                  of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this
                  Section 2.12 is delivered to the Secretary of the Corporation, who is entitled to vote



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                  at the meeting and who complies with the notice procedures set forth in this Section 2.12.

                           (2) For nominations or other business to be properly
                  brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 2.12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth:
                  (a) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (and such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner,



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                  if any, on whose behalf the nomination or proposal is made (i)
                  the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                           (3) Notwithstanding anything in the second sentence
                  of paragraph (A)(2) of this Section 2.12 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

                  (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders



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         at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this
         Section 2.12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph
         (A)(2) of this Section 2.12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

                  (c) General.

                           (1) Only such persons who are nominated in accordance
                  with the procedures set forth in this Section 2.12 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section 2.12) and
                  (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing



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                  provisions of this Section 2.12, if the stockholder (or a
                  qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                           (2) For purposes of this Section 2.12, "public
                  announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

                           (3) Notwithstanding the foregoing provisions of this
                  Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Restated Certificate of Incorporation.

         SECTION 2.13 INSPECTORS OF ELECTION. Before any meeting of stockholders, the Board of Directors may, and if required by law shall, appoint one or more persons to act as inspectors of election as such meeting or any adjournment thereof. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and if required by law or requested by any stockholder entitled to vote or his proxy shall, appoint a substitute inspector. If no inspectors are appointed by the Board of Directors, the chairman of the meeting may, and if required by law or requested by any stockholder entitled to vote or his proxy shall, appoint one or more inspectors at the meeting. Notwithstanding the foregoing, inspectors shall be appointed consistent with Section 231 of the DGCL. Inspectors may include individuals who serve the Corporation in other capacities (including as officers, employees, agents or representatives); PROVIDED, HOWEVER, that no Director or candidate for the office of Director shall act as an inspector. Inspectors need not be stockholders. The inspectors shall (i) determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, and the validity and effect of proxies and
(ii) receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes and ballots, determine the results and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a



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


certificate of any fact found by them. The inspectors shall have such other duties as may be prescribed by Section 231 of the DGCL.

         SECTION 2.14 POSTPONEMENT AND CANCELLATION OF MEETING. Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders called by the Board may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting of stockholders.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 3.1 MANAGEMENT. The business and affairs of the Corporation will be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

         SECTION 3.2 QUALIFICATION; ELECTION; TERM. None of the Directors need be a stockholder of the Corporation or a resident of the State of Delaware. Directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and shall qualify. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of Directors at any annual or special meeting of stockholders.

         SECTION 3.3 NUMBER. The number of Directors of the Corporation will be at least one and not more than nineteen; provided that, effective upon consummation of the Corporation's initial public offering of Common Stock, so long as any shares of Limited Vote Common Stock (as such term is defined in the Certificate of Incorporation) are outstanding, the number of Directors shall not be less than five. The number of Directors authorized will be fixed as the Board of Directors may from time to time designate.

         SECTION 3.4 REMOVAL. Any Director may be removed, only for cause, at any special meeting of stockholders by the affirmative vote of the holders of a majority in number of all outstanding voting stock entitled to vote; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

         SECTION 3.5 VACANCIES. Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

        SECTION 3.6 PLACE OF MEETINGS. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

         SECTION 3.7 ANNUAL MEETING. The annual meeting of each newly elected Board may be held at a time convenient to the Board. The annual meeting may be held immediately following the annual meeting of stockholders, and if so held, no notice of such meeting shall be necessary to the newly elected directors in order to constitute the meeting legally, provided a quorum shall be present.

         SECTION 3.8 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

         SECTION 3.9 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, or the Chief Executive Officer or by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be delivered to each member of the Board by the person or persons calling the meeting, at least twenty-four hours before the special meeting. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

         SECTION 3.10 QUORUM. At all meetings of the Board of Directors the presence of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

         SECTION 3.11 COMMITTEES. The Board of Directors may designate committees, each committee to consist of one or more Directors of the Corporation. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

         SECTION 3.12 ACTION BY CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if all the members of the Board of Directors or such committee consent thereto in writing or by electronic transmission, as the case may be.

         SECTION 3.13 COMPENSATION OF DIRECTORS. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

         SECTION 3.14 CONDUCT OF MEETINGS. At each meeting of the Board, the Chairman, or in the absence of the Chairman the Vice Chairman, or in the absence of the Vice Chairman a chairman chosen by a majority of the Directors present, shall preside.

                                   ARTICLE IV

                                     NOTICE

         SECTION 4.1 FORM OF NOTICE. Whenever by law, the Certificate of Incorporation or these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails. Notice to stockholders may be given by a form of electronic transmission if consented to by the stockholders to whom the notice is given. Notice to directors may be given by telegram, telecopier, telephone or other means of electronic transmission.

         SECTION 4.2 WAIVER. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice or a waiver of notice by electronic transmission, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such a stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                    ARTICLE V

                               OFFICERS AND AGENTS

         SECTION 5.1 IN GENERAL. The officers of the Corporation will consist of a Chief Executive Officer, Chief Financial Officer and Secretary and such other officers as shall be elected by the Board of Directors or appointed by the Chief Executive Officer (except the Board of Directors alone shall have authority to elect a Chief Executive Officer or President). Any two or more offices may be held by the same person.

         SECTION 5.2 ELECTION. The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

         SECTION 5.3 OTHER OFFICERS AND AGENTS. Except as set forth in Section
5.1 hereof, the Board of Directors and Chief Executive Officer may also elect and appoint such other officers and agents as it or he deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board or the Chief Executive Officer.

         SECTION 5.4 COMPENSATION. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

         SECTION 5.5 TERM OF OFFICE AND REMOVAL. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors or the Chief Executive Officer may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors or at the discretion of the Chief Executive Officer (without regard to how the agent or officer was elected), but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors or, in the case of a vacancy in the office of officer other than Chief Executive Officer and Chief Operating Officer, such vacancy may be filled by the Chief Executive Officer.

         SECTION 5.6 EMPLOYMENT AND OTHER CONTRACTS. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

         SECTION 5.7 CHAIRMAN OF THE BOARD OF DIRECTORS. If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

         SECTION 5.8 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer will be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. The Chief Executive Officer shall have the authority to elect any officer of the Corporation other than the Chief Executive Officer or President. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The Chief Executive Officer will have all powers and perform all duties incident to the office of Chief Executive Officer and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe. During the absence or disability of the President, or if no President shall be elected, the Chief Executive Officer will exercise the powers and perform the duties of President, including, without limitation, execution of certificates representing shares of stock of the Corporation.

         SECTION 5.9 CHIEF OPERATING OFFICER. The Chief Operating Officer, if one shall be elected, will have responsibility for oversight of the Corporation's operating and development activities. In the absence or disability of the Chief Executive Officer and the Chairman of the Board, the Chief Operating Officer will exercise the powers and perform the duties of the Chief Executive Officer. The Chief Operating Officer will render to the Directors whenever they may require it an account of the operating and development activities of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

         SECTION 5.10 CHIEF FINANCIAL OFFICER. The Chief Financial Officer will have principal responsibility for the financial operations of the Corporation. The Chief Financial Officer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

         SECTION 5.11 SECRETARY. The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the

Corporation. The Secretary will be under the supervision of the Chief Executive Officer. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate to him.

         SECTION 5.12 BONDING. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

         SECTION 6.1 FORM OF CERTIFICATES. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the Chief Executive Officer, acting in his capacity as President of the Company, or by the President, if one shall be elected, or any Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

         SECTION 6.2 LOST CERTIFICATES. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

         SECTION 6.3 TRANSFER OF SHARES. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         SECTION 6.4 REGISTERED STOCKHOLDERS. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VII

                                 INDEMNIFICATION

         SECTION 7.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  (a) The Corporation (i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was, at any time prior to or during which this Article VII is in effect, a director of or officer of the Corporation, or, while a director or officer of the Corporation, is or was, at any time prior to or during which this Article VII is in effect, serving at the request of the Corporation as a director, or officer, employee or agent of another corporation, partnership, joint venture, trust, other enterprises or employee benefit plan and (ii) upon a determination by the Board of Directors that indemnification is appropriate, the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was, at any time prior to or during which this Article VII is in effect, an employee or agent of the Corporation or, while an employee or agent of the Corporation, at the request of the Corporation was serving as an a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, in the case of (i) and (ii) against reasonable expenses (including attorneys' fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (b) The Corporation (i) shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was, at any time prior to or during which this
         Article VII is in effect, a director or officer of the Corporation, or while a director or officer of the Corporation, is or was, at any time prior to or during which this Article VII is in effect, serving at the request of the Corporation as a director, or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and (ii) upon a determination by the Board of Directors that indemnification is appropriate, the Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was, at any time prior to or during which this Article VII is in effect, an employee or agent of the Corporation or while an employee or agent of the Corporation at the request of the Corporation was serving as an a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in the case of (i) and (ii) against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that no indemnification shall be made under this subsection (b) in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery, or other court of appropriate jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity of such expenses which the Delaware Court of Chancery, or other court of appropriate jurisdiction, shall deem proper.

                  (c) Any indemnification under subsections (a) and (b) (unless ordered by the Delaware Court of Chancery or other court of appropriate jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by a majority vote of directors who are not parties to such action, suit or proceeding, even though less than a quorum; or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (3) if there are no such directors, or if such directors so direct, by independent legal counsel, in written opinion; or (4) by the stockholders. In the event a determination is made under this subsection (c) that the director, officer, employee or agent has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.

                  (d) Expenses incurred by a person who is or was a director or officer of the Corporation in appearing at, participating in or defending any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this
         Article VII. In addition, the Corporation shall pay or reimburse expenses incurred by any person who is or was a director or officer of the Corporation in connection with such person's appearance as a witness or other participant in a proceeding in which such person or the Corporation is not a named party to such proceeding, provided that such appearance or participation is on behalf of the Corporation or by reason of his capacity as a director or officer, or former director or officer of the Corporation.

                  (e) If in a suit or proceeding for indemnification required under this Article VII of a director or officer, or former director or officer, of the Corporation of any of its affiliates, a court of competent jurisdiction determines that such person is entitled to indemnification under this Article VII, the court shall award, and the Corporation shall pay, to such person the expenses incurred in securing such judicial determination.

                  (f) It is the intention of the Corporation to indemnify the persons referred to in this Article VII to the fullest extent permitted by law and with respect to any action, suit or proceeding arising from events which occur at any time prior to or during which this Article VII is in effect. The indemnification and advancement of expenses provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be or become entitled under any law, the Certificate of Incorporation, these Bylaws, agreement, the vote of stockholders or disinterested directors or otherwise, or under any policy or policies of insurance purchased and maintained by the Corporation on behalf of any such person, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

                  (g) Notwithstanding the foregoing, but subject to the immediately succeeding sentence, the Corporation shall be required to indemnify a person in connection with an action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by the person was authorized by the Board. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within thirty
         (30) days after a written claim therefor by the person seeking indemnification or reimbursement or advancement of expenses has been received by the Corporation, the person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the person seeking indemnification or reimbursement or advancement of expenses is not entitled to the requested indemnification, reimbursement or advancement of expenses under applicable law.

                  (h) The Corporation's obligation, if any, to indemnify or to advance expenses to any person who was serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

                  (i) The indemnification provided by this Article VII shall be subject to all valid and applicable laws, and, in the event this
         Article VII or any other provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this
         Article VII shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         SECTION 8.1 DIVIDENDS. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

         SECTION 8.2 RESERVES. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

         SECTION 8.3 TELEPHONE AND SIMILAR MEETINGS. Directors and committee members may participate in and hold meetings by means of conference telephone or other communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

         SECTION 8.4 BOOKS AND RECORDS. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         SECTION 8.5 FISCAL YEAR. The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.

         SECTION 8.6 SEAL. The Corporation may have a seal, and the seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

         SECTION 8.7 INSURANCE. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

         SECTION 8.8 RESIGNATION. Any director, officer or agent may resign by giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

         SECTION 8.9 AMENDMENT OF BYLAWS. These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

         SECTION 8.10 INVALID PROVISIONS. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

         SECTION 8.11 RELATION TO THE CERTIFICATE OF INCORPORATION. These Bylaws are subject to, and governed by, the Certificate of Incorporation of the Corporation as amended from time to time.